SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 22, 2003

AEROSONIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1212 No. Hercules Avenue, Clearwater, Florida	33765
(Address of principal executive offices)	(Zip Code)

(727) 461-3000

(Registrant’s telephone number, including Area Code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit 99.1    Press Release, dated May 22, 2003, of Aerosonic Corporation

Item 9. Regulation FD Disclosure.

On May 22, 2003, Aerosonic Corporation issued a press release disclosing (a) certain information regarding its review of discrepancies in previously reported financial information, (b) anticipated revenue for the fiscal quarter ended April 30, 2003, and (c) certain other matters. A copy of the press release is being furnished as Exhibit 99.1 hereto.

The above information and the Exhibit hereto are being furnished under Item 9 and under Item 12 (“Results of Operations and Financial Condition”) and being presented under the heading for Item 9. in accordance with SEC Release No. 33-8216.

The above information and the Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION Dated: May 22, 2003

By:	/s/ David A. Baldini
David A. Baldini President & Chief Executive Officer

EXHIBITS INDEX

Exhibit No.	Description
99.1	Press Release, dated May 22, 2003, of Aerosonic Corporation